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                                                                      EXHIBIT 23
            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



       We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-32563) of H. J. Heinz Company of our report dated June 25, 2004 relating to the financial statements and supplemental schedule of the H. J. Heinz Company SAVER Plan, which appears in this Form 11-K.




                                                 /s/  PricewaterhouseCoopers LLP





Pittsburgh, Pennsylvania
June 25, 2004







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